AMENDMENT NUMBER FOUR
                                          TO
                              AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985, said Plan has been amended from time to time, said Plan was amended and restated on December 28, 1994 effective January 1, 1989;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan as required or allowed by the Family and Medical Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994, and the Small Business Job Protection Act of 1996; to clarify the employees who are eligible to participate; to revise the commencement of participation date; to change "Year of Service" from an elapsed time method to an Hours of Service method; and to make further clarifications:

               NOW, THEREFORE, as authorized by Section 11.1, the Plan is hereby amended, effective as of the date executed, unless stated otherwise, as follows:

                                          I.

               The family aggregation rules under Code Sections 401(a)(17) and 414(q)(6) are hereby deleted for all Plan Years beginning after 1996. This applies to the last two sentences of the second paragraph of Section 1.9, Compensation, and the sixth paragraph of Section 1.19, Highly Compensated Employee. These provisions continue to apply for Plan Years beginning prior to January 1, 1997.

                                         II.

               Article I, Section 1.9, Compensation is amended, effective October 13, 1994, to add the following paragraph at the end, to read as follows:

                         The  Compensation of a Returning Veteran
                    for a prior year in which a makeup contribution is required under the Uniformed Services Employment and Reemployment Rights
                    Act shall be (a) the pay the Returning Veteran would have received if not in the Uniformed Services (including wage increases and bonuses) or (b) if it is not "reasonably certain" what the pay rate during the

                    Uniformed Services would have been, the Returning Veteran's average earnings during the twelve months (or shorter period, if applicable) prior to the Service in the Uniformed Services.

                                         III.

               Article I is amended to add the following Section 1.12A to read in its entirety as follows:

                         1.12A  An  Eligible  Employee shall mean
                    any Employee of a Participating Employer; provided, however, that an Eligible Employee shall not include: (a) any Employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in this Plan; (b) any Employee who is providing services pursuant to an oral or written contract or leasing arrangement with an unrelated employer, including any Employee who under a Participating Employer's standard personnel practices, is deemed a subcontractor or a leased employee; (c) any Employee who is a Leased Employee; (d) any Employee who, under a Participating Employer's standard personnel practices, is deemed an independent contractor (without regard to such person's status for Federal income tax purposes and without regard to any subsequent determination that such person is a common law employee) and (e) any Employee who, under a Participating Employer's standard personnel practices, is deemed a contractor, jobber, or a consultant. All determinations shall be made in the sole discretion of the Participating Employer in a uniform non-discriminatory manner.

                                         IV.

               Section 1.13, Employee, is amended and restated to read as follows:

                         1.13 Employee shall mean any person  who
                    is employed by a Participating Employer or Non-Participating Employer as a common law employee receiving remuneration subject to withholding for purposes of the Federal Insurance Contribution Act (except that Leased Employees as described in Section 414(n)(2) of the Code shall be considered Employees solely for purposes of determining whether the requirements of Section 414(n)(3) of the Code are satisfied). A director of the Company is not eligible for participation in the Plan unless he is also an Employee.

                                          V.

               Article I is amended to add Section 1.15A, effective with respect to each Employee as of the first Employment Year beginning on or after January 1, 1997, to read as follows:

                         1.15A  Employment  Year shall  mean  the
                    twelve consecutive month period of employment commencing on the date the Employee performs his first Hour of Service for the Employer and each anniversary thereof.

                                         VI.

               Article I, Section 1.16, Entry Date, is amended and restated to read as follows:

                         1.16  Entry Date shall mean January 1 or
                    July 1 for anyone whose first Employment Year begins on or after January 1, 1997. An Employee hired before this date will become a Participant on the first day of the month coincident with or next following the date on which he meets the eligibility requirements that were in effect at the time his employment began.

                                         VII.

               Article I, Section 1.19, Highly Compensated Employee, is amended , effective January 1, 1997, to add the following paragraph at the end, to read as follows:

                         Highly    Compensated    Employee,    as
                    determined for any Plan Year after the Plan Year ending December 31, 1996, means any Employee who (a) was a 5% owner (as defined at Section 416(i)(1)(B)(i) of the Code) at any time during the current year or the previous year or (b) received Compensation in excess of $80,000 (as adjusted after 1997 under Code Section 414(q)(1)) in the preceding Plan Year and was one of the highest-paid 20% of Employees.

                                        VIII.

               Article I, Section 1.20,  Hour of Service, is amended to add
          a new paragraph (d), effective   October  13,  1994,  to  read as
          follows:

                         (d)  If  an  Employee is absent from his
                              or her employment with the Employer
                              for  any  period   on   account  of
                              (i) Parental  Absence, or  (ii) any
                              period  of leave  recognized  under
                              the Family and Medical Leave Act of
                              1993,  such   Employee   shall   be
                              credited  with  sufficient Hours of

                              Service (not in excess  of  501  in
                              any  Plan  Year) so that a Break in
                              Service does  not  occur  in either
                              the  Employment Year in which  such
                              absence   begins   (if   credit  is
                              required  to  preclude  a Break  in
                              Service  in  such year) or  in  the
                              immediately  following   Employment
                              Year  (if no credit was awarded  in
                              the   preceding    year).    If   a
                              Returning Veteran was  absent  from
                              his  or  her  employment  with  the
                              Employer  on account of Services in
                              the Uniformed Service the Returning
                              Veteran  shall   be  credited  with
                              sufficient  Hours  of  Services  so
                              that a Break in Services  does  not
                              occur.   For  purposes of computing
                              Hours  of  Service  credited  under
                              this  paragraph  (d),  an  Employee
                              shall be credited with (i) Hours of
                              Service  which  would  otherwise be
                              credited  to such Employee  without
                              regard to the  absence,  or  (ii) 8
                              Hours  of  Service for each day  of
                              the absence.  The Committee, in its
                              sole   discretion,    may   require
                              (i) evidence that the absence is on
                              account  of a reason enumerated  in
                              this     paragraph     (d),     and
                              (ii) evidence as to the duration of
                              the absence.

                                         IX.

               Article I, Section 1.20(b), Hour of Service, is amended, effective October 13, 1994 to delete the phrase "military service" and to restate the last paragraph, to read as follows:

                    To the extent not credited above, Hours of Service will also be credited, for vesting purposes, based on the customary work week of the Employee for periods of Service in the Uniformed Services (as required by applicable law).

                                          X.

               Article I is amended to add Section 1.21A, to read as follows:

                         1.21A  A  Leased Employee shall mean any
                    person (excluding a person who is a common law employee of the Participating Employer or Non-Participating Employer) who, pursuant to an agreement between a Participating Employer (or an Affiliated Company) and any other person ("leasing organization") has performed services for the Participating Employer (or an Affiliated Company) and related persons determined in accordance with Section 414(n)(6) of the Code, on a "substantially full-time basis" for a period of at least one year and: for Plan Years after 1996, such services are performed under the primary direction or control of a Participating Employer (or an Affiliated Employer); for Plan Years prior to 1997, such services are of the type historically performed, in the business field of the Participating Employer (or an Affiliated Employer) by employees.

                         A person is considered to have performed
                    services on a "substantially full-time basis" for a period of at least one year if:
                    (a) during any consecutive 12-month period such person has performed at least 1,500 Hours of Service for the Employer or
                    (b) during any consecutive 12-month period such person performed services for the Employer for a number of Hours of Service at least equal to 75% of the average number of hours that are customarily performed by an employee of the Employer in the particular position.

                         Such  a  person will  not  be  a  Leased
                    Employee if the person (a) is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of such person's W-2 wages, (ii) immediate participation, and (iii) full and immediate vesting, and (b) provided, the Leased Employee, determined without regard to whether such person is a participant in the above described money purchase plan, do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

                         In  the event that any  Leased  Employee
                    subsequently becomes an Eligible Employee, then unless the Plan is otherwise excluded by applicable Treasury Regulations from the requirements of Code Section 414(n), the total period that such former Leased Employee provided services to the Participating Employer shall be treated under the Plan, for participation eligibility and vesting purposes as though he had been an Employee of the Participating Employer or Non-Participating Employer.

                                         XI.

               Article I, Section 1.27, One Year Break in Service, is amended, effective with respect to each Employee as of his first Employment Year beginning on or after January 1, 1997, to read as follows:

                         One Year Break in Service shall  mean an
                    Employment Year in which a Participant has 500 or less Hours of Service.

                                         XII.

               Article  I,  Section   1.29,  Participant,  is  amended  and
          restated to read as follows:

                         Participant shall  mean (a) any Eligible
                    Employee who satisfies the participation requirements set forth in Article II, and
                    (b) any former Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II.

                         In the event the Plan  fails to pass the
                    coverage requirements of Section 410(b) of the Code for a Plan Year, certain Employees will be given "Eligible Employee" status in a number necessary to satisfy the coverage requirements of Section 410(b) of the Code. "Eligible Employee" status will be given to certain Employees beginning first with the Employee who has both satisfied the participation requirements of Article II and has the most recent original employment date and continuing in descending original employment date order, to the extent necessary for the Plan to pass the coverage requirements of Section 410(b) of the Code. If two or more Employees have satisfied the participation requirements of Article II and have the same original employment date, Employees will be given "Eligible Employee" status determined in alphabetical order of the Employees' last names until the coverage requirements are met. Coverage under this paragraph only applies to the year in question.

                                        XIII.

               Article I is amended to add the following Section 1.32A, effective October 13, 1994, to read in its entirety as follows:

                         Section  1.32A Returning Veteran means a
                    reemployed Employee who gave notice to the Company of his impending service in the Uniformed Services, (unless such notice was precluded by military necessity or was otherwise impossible or unreasonable), and the cumulative length of absence from the Company by reason of Service in the Uniformed Services does not exceed five years.

                                         XIV.

               Article I is amended to add the following Section 1.32B, effective October 13, 1994, to read in its entirety as follows:

                         Section  1.32B  Service in the Uniformed
                    Services means the performance of duty on a voluntary or involuntary basis in a
                    "Uniformed  Service"  and  includes:   active
                    duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, and a period for which a person is absent from a position of employment for the purpose of an examination to determine the fitness of the person to perform any such duty. The "Uniformed Services" include the Armed Forces, the Army National Guard, and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty; the commissioned corps of the Public Health Service; and any other category of persons designated by the President of the United States in time of war or emergency.

                                         XV.

               Article I, Section 1.33, Service Termination Date is deleted
          effective  with  respect  to  each  Employee  as   of  his  first
          Employment Year beginning on or after January 1, 1997.

                                         XVI.

               Article I, Section 1.40, Year of Service, is amended to read as follows:

                         1.40  Year  of  Service  shall  mean any
                    Employment Year beginning on or after January 1, 1997 in which an Employee completes 1000 Hours of Service with the Employer. An Employee's Years of Service include all periods counted as the Employee's Years of Service earned prior to 1997 under Plan provisions then in effect.

                         All the Employee's Years of Service with
                    the Employer shall be taken into account including service prior to the year the Employee meets the definition of Eligible Employee, for purposes of satisfying the Plan's eligibility requirements and for calculating a Participant's Vested Interest in his Employer Contribution Account unless such periods of service are disregarded pursuant to Section 2.3 of the Plan.

                                        XVII.

               The  second  paragraph   of   Article   II,   Section   2.1,
          Commencement of Participation, is amended and restated, effective January 1, 1997, to read as follows:

                         Each  person who is an Eligible Employee
                    shall become a Participant on the Entry Date which coincides with or immediately follows the date (a) on which such Eligible Employee attains age 21 and (b) on which such Eligible Employee completes one Year of Service, provided he is employed by the Employer on such date. Notwithstanding the foregoing, no Employee shall become a Participant prior to the effective date of the adoption of the Plan by his Employer.

                                        XVIII.

               Article    II,    Section   2.3,   Participation   Following
          Reemployment,  is amended and restated to read as follows:

                    If an Eligible Employee terminates employment but is reemployed before a One Year Break in Service occurs, he shall be treated as if his employment was not broken.

                    If an Eligible Employee (whether or not a Participant) terminates employment and is later reemployed by a Participating Employer, he shall be treated as a new Employee for purposes of determining eligibility to participate in the Plan, if the Employee has no vested interest and his consecutive One-Year Breaks in Service exceed the greater of five or the Years of Service prior to a Break in Service. However, if a fully vested Participant has terminated employment and is later reemployed by a Participating Employer, he shall automatically become a Participant as of the date he first performs an Hour of Service following reemployment regardless of the number of One-Year Breaks in Service prior to reemployment.

                                         XIX.

               Article V, Section 5.3, Allocation of Employer Contributions and Forfeitures, is amended, effective October 13, 1994, to add the following at the end of the first paragraph, to read as follows:

                         The Returning Veteran who is entitled to
                    an allocation under the Uniformed Services Employment and Reemployment Rights Act (the "Act") shall receive an allocation of the employer contribution that he or she would have received if he or she had been employed. The Returning Veteran will not be eligible for (i) an allocation of earnings before such contributions are made, or (ii) forfeitures allocated during the period of military service. The allocation will be made no later than the time allowed under the

                    Internal Revenue Service's interpretation of the Act.

                                         XX.

               Article V, Section 5.12(a), Limitation on Annual Additions, is amended, effective October 13, 1994, to add the following paragraph at the end:

                         However,    makeup   contributions   for
                    Returning Veterans will be subject to this limitation with respect to the year in which the contributions relate but not in the year in which the contributions were made.

                                         XXI.

               Article V, Section 5.12(d), Limitation on Annual Additions, is amended, effective January 1, 1997, to add the following new paragraph at the end:

                         Beginning   in   Plan   Year  1997,  for
                    purposes of this Section 5.12, Participant's compensation, as defined in Section 415(c)(3) of the Code and Regulation, is defined above but includes any amount an Employee contributes to a qualified plan under Section 401(k) or Section 125 of the Code.

                                        XXII.

               The first paragraph of Article VII, Section 7.1, Time of Payment, is amended and restated, effective January 1, 1997, to read as follows:

                         7.1  Time  of  Payment.   Subject to the
                    temporary non-payment provisions of Section 7.6, the payment of a Participant's Vested Interest shall be made, or commence, as soon as administratively practicable following the Participant's Normal Retirement Date or death (but not later than 60 days after the end of the Plan Year in which the Participant attains his Normal Retirement Date or dies); provided, however, that no distribution shall commence later than the Required Beginning Date, as defined as Section 7.10.

                                        XXIII.

               Article VII, Section 7.2(b) is amended to change the phrase "Company Stock Account" to "Company Stock Subaccount."

                                        XXIV.

               Article VII is amended to add Section 7.10, Minimum Required Distribution, effective January 1, 1997, to read as follows:

                         7.10  Minimum  Required   Distributions.

                    The following provisions apply in  the  event
                    that   a  Participant  reaches  his  Required
                    Beginning Date, as defined below:

                         (a)  Such  Participant  is  required  to
                         receive a benefit.

                         (b)  If  the  Participant elects a lump-
                              sum benefit or an annuity, the date
                              as of which  an  annuity benefit or
                              lump  sum  benefit is  required  to
                              begin, shall  be  no later than the
                              Participant's  Required   Beginning
                              Date.

                         (c)  If  the  Participant  elects to  be
                              paid  in  annual installments,  two
                              annual installments  may be made in
                              the   year   of  the  Participant's
                              Required      Beginning       Date.
                              Subsequent annual installments must
                              be  made by the December 31 of that
                              year.      The    first     payment
                              applicable to the year in which the
                              Participant attained age 70 1/2 or,
                              if later, retired,  cannot  be made
                              later    than   the   Participant's
                              Required   Beginning   Date.    The
                              second annual  installment  must be
                              made by the December 31 immediately
                              following     the     Participant's
                              Required Beginning Date.

                           Required  Beginning  Date shall  mean,
                    effective January 1, 1997, for anyone other than a 5% owner (as defined in Code Section 416(i)(1)(B)(i)) April 1st of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2, or (b) the calendar year in which the Employee terminates employment with the Employer. For Plan Years beginning prior to January 1, 1997, Required Beginning Date shall mean April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                         If    minimum   required   distributions
                    commenced prior to December 31, 1996 to a Participant who remains employed by a Participating Employer, such Participant may elect, at any time during the Plan Year ending December 31, 1997, to cease further distributions until he has terminated employment.

               IN  WITNESS WHEREOF, Avondale Industries,  Inc.  has  caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 31st day of December, 1996.
                                      ----        --------

          WITNESS:                      AVONDALE INDUSTRIES, INC


          /s/ JOY T. RINALDI            BY:  /s/ THOMAS M. KITCHEN
          ------------------                 ---------------------
                                             Thomas M. Kitchen, Secretary
          /s/ JACKIE H. WALKER
          --------------------

          ATTEST

          /s/ BL HICKS, ASST. SECRETARY
          -----------------------------
          (Corporate Seal)

                                    ACKNOWLEDGMENT

               STATE OF LOUISIANA

               PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Four to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

               WITNESS:

               /s/ JOY T. RINALDI            /s/ THOMAS M. KITCHEN
               ------------------            ---------------------
                                             Thomas M. Kitchen
               /s/ JACKIE H. WALKER
               --------------------

               SWORN TO AND SUBSCRIBED
               BEFORE ME THIS 31st DAY
                              ----
               OF DECEMBER, 1996.


               /s/ A. BLOMKALNS
               ----------------
               NOTARY PUBLIC